EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference, in this Registration Statement on Form S-8, of our report dated March 24, 2000, except for Note 15 for which the date is April 14, 2000, relating to the financial statements of MyTurn.com, Inc., which appears in MyTurn.com, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1999.

                                                /s/ PricewaterhouseCoopers LLP
                                                -------------------------------
                                                PRICEWATERHOUSECOOPERS LLP


September 11, 2000